Exhibit 10.47

ASSIGNMENT, BILL OF SALE AND CONVEYANCE

STATE OF TEXAS	)	(
KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF TITUS	)	(

That, for TEN DOLLARS ($10.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, energytec.com,inc, a Nevada corporation, hereinafter referred to as “Assignor”, whose address is 14785 Preston Road, Suite 550, Dallas, Texas 75240, hereby BARGAINS, SELLS, TRANSFERS, ASSIGNS and CONVEYS unto Steven Elie & Stephanie Duran Elie, an individual, hereinafter referred to as “Assignee”, whose address is 1640 Diamond Valley Lane, Chino Hills, CA 91709, and to his successors and assigns, an interest in and to the leasehold estates or working interest created by those certain Oil and Gas Leases described in Exhibit “A”. The exact interest conveyed is specified in Exhibit “A”.

For the same consideration, Assignor does hereby BARGAIN, SELL, TRANSFER, ASSIGN and CONVEY unto Assignee, a prorata interest in all equipment, personal property, fixtures and improvements located on, used in connection with or appurtenant to the leases described in Exhibit “A”. The interest in the equipment, personal property, and fixtures are transferred to Assignee “AS IS”, “WITH ALL FAULTS” AND IN THEIR PRESENT STATE OF CONDITION AND REPAIR AND ASSIGNOR EXPRESSLY NEGATES ANY IMPLIED WARRANTY OF MERCHANTABILITY OR WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, with respect to said interests in equipment, personal property and fixtures.

Assignor intends hereby to transfer and convey to Assignee, the proportionate part assigned of Assignor’s right, title and interest in and to the lands affected by the leases, including mineral and royalty interests, overriding royalty, net profits interests, production payments and any other economic interest owned by Assignor in the production of hydrocarbons and minerals therefrom; and interests in and to the pooling and unitization agreements, product purchase and sales contracts, leases, permits, rights-of way, easements, licenses, farmouts, options, and other beneficial contracts or instruments.

This assignment is subject to the terms and conditions of the original leases, all intermediate assignments affecting the leases and to depth limitations, if any, with respect to the leases. As part of the consideration for this Assignment, Assignee assumes his proportionate part of all responsibility for plugging the wells identified in Exhibit “A” in accordance with all the rules and regulations of the Railroad Commission of Texas.

TO HAVE AND TO HOLD the leasehold interests described in Exhibit “A” and the related properties and assets above described, unto Assignee, his successors and assigns, forever, without warranty either express or implied.

This instrument is executed this 17th day of November, 2000, but to be effective as of November 1st, 2000, at 7:00 a.m.

energytec.com,inc.

BY	/s/ Frank W Cole
Frank W Cole, President

ASSIGNEE

/s/ Illegible

Page Two

Assignment

STATE OF CALIFORNIA

COUNTY OF LOS ANGELES

This instrument was acknowledged before me on this the 20th day of December, 2000, by Steven Elie & Stephanie Duran Elie

/s/ Laura P. Forrest
Notary Public, State of California

STATE OF TEXAS

COUNTY OF DALLAS

This instrument was acknowledged before me on the 17th day of November, 2000, by Frank W Cole, President of energytec.com, inc., a Nevada Corporation, on behalf of said corporation.

/s/ Kenneth Austin
Notary Public, State of Texas

EXHIBIT “A”

100.00 acres, more or less, out of the J.W. McCollough Survey, A-372, Titus County, Texas, and being described in that certain Oil and Gas lease dated February 5, 1936, from Lucy Blackburn, individually and as Community Administratix of the estate of J.H. Blackburn, deceased, as lessor, to B.E. Howze, as Lessee, recorded in Volume 89, P. 231 of the Deed Records of Titus County, Texas.

Interest Assigned to Steven Elie & Stephanie Duran Elie:

Before Payout:
Working Interest:	2.1036%
Revenue Interest:	1.7881%

After Payout: (1)
Working Interest:	1.4563%
Revenue Interest:	1.2379%

(1)	Payout is herein defined as the time at which Assignee has received, from oil and gas income, less expenses, as shown on “Monthly Operating Statements” his original investment.

STATE OF TEXAS COUNTY OF TITUS

I hereby certify that this instrument was FILED on the date and at the time stamped hereon by me and was duly RECORDED in the Volume and Page of the named RECORDS of Titus County, Texas, as stamped hereon by me on 4-17-2001

Sherry Mars

/s/ Illegible	County Clerk
Deputy	Titus County, Texas

“Exhibit A not included.”